                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): September 2, 1997


                             PARTY CITY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                           0-27826                     22-3033692
--------------------------------------------------------------------------------
(State or other                    (Commission                   IRS Employer
jurisdiction                        File Number)              Identification No.
of incorporation


400 Commons Way, Rockaway, New Jersey                               07866
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (201) 983-0888


                                     N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

                                AMENDMENT NO. 1

      The Registrant hereby amends its Current Report on Form 8-K, dated September 12, 1997, by inclusion herein of the following items and financial statements which were unavailable at the time such Current Report on Form 8-K was filed:

Item 7. Financial Statements and Exhibits

      (a) Financial Statements of Businesses Acquired. The financial statements required to be filed as part of this Current Report on Form 8-K are listed in the attached Index to Financial Statements.

      (b) Pro Forma Financial Information. The pro forma financial information required to be filed as part of this Current Report on Form 8-K is listed in the attached Index to Financial Statements.

      (c)   Exhibits.

            Exhibit No.
            -----------
            23.1 Consent of Edward Isaac & Company LLC.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Party City Corporation
                                  ---------------------------------------------
                                                  (Registrant)


                                  By:   /s/David E. Lauber
                                      -----------------------------------------
Date: November 10, 1997               David E. Lauber, Executive Vice President

                         INDEX TO FINANCIAL STATEMENTS

                                                                       Page
                                                                       Reference
                                                                       ---------

7(a)  Financial statements

      Hammond Enterprise Limited Partnership and Owned Companies
      Independent Auditors' Report                                             4
      Consolidated Balance Sheet as of December 31, 1996                       5
      Consolidated Statement of Income and Members' Equity
        for the year ended December 31, 1996                                   6
      Consolidated Statement of Cash Flows
        for the year ended December 31, 1996                                   7
      Notes to Consolidated Financial Statements                               8

      Consolidated Balance Sheet as of June 30, 1997                          13
      Consolidated Statement of Income and Members' Equity for the
        six months ended June 30, 1997 and 1996                               14
      Consolidated Statement of Cash Flows for the six
        months ended June 30, 1997 and 1996                                   15
      Notes to Consolidated Financial Statements                              16

7(b)  Pro Forma financial information                                         20

      Condensed Consolidated Pro Forma Balance Sheet as at June 30, 1996 21 Condensed Consolidated Pro Forma Income Statement for the six
        months ended June 30, 1997                                            22
      Condensed Consolidated Pro Forma Income Statements for the year
        ended December 31, 1996                                               23
      Notes to Condensed consolidated pro forma balance sheet
        and income statements                                                 24

                          INDEPENDENT AUDITORS' REPORT

To the Partners
Hammond Enterprises Limited Partnership


We have audited the accompanying consolidated balance sheet of Hammond Enterprises Limited Partnership and owned companies as of December 31, 1996, and the related consolidated statements of income and members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Hammond Enterprises Limited Partnership and owned companies as of December 31, 1996, and the results of their operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


Edward Isaac & Company LLC


March 5, 1997, except for Note 6, as to which the date is July 24, 1997

           HAMMOND ENTERPRISES LIMITED PARTNERSHIP AND OWNED COMPANIES

                           CONSOLIDATED BALANCE SHEET

                                DECEMBER 31, 1996

                                     ASSETS
                                     ------
CURRENT ASSETS
     Cash                                                             $  454,700
     Accounts receivable net of allowance
       for doubtful accounts of $ 19,606                                  23,963
     Prepaid expenses                                                     62,614
     Inventory                                                         2,223,461
                                                                      ----------
         TOTAL CURRENT ASSETS                                          2,764,738

PROPERTY AND EQUIPMENT, net                                              757,611

FRANCHISE FEES, net of
     accumulated amortization                                            375,896

SECURITY DEPOSITS                                                         49,681
                                                                      ----------
                                                                      $3,947,926
                                                                      ==========

                         LIABILITIES AND MEMBERS' EQUITY
                         -------------------------------
CURRENT LIABILITIES
     Accounts payable                                                 $1,160,494
     State income taxes payable                                           40,000
     Accrued expenses                                                    200,829
     Sales taxes payable                                                 103,911
                                                                      ----------
        TOTAL CURRENT LIABILITIES                                      1,505,234

LOAN PAYABLE - member and affiliate                                    1,670,100

DEFERRED RENT                                                            136,156

MINORITY INTEREST IN OWNED COMPANIES                                     192,159

COMMITMENTS AND CONTINGENCIES (NOTE 3)

MEMBERS' EQUITY                                                          444,277
                                                                      ----------
                                                                      $3,947,926
                                                                      ==========


See notes to financial statements.

           HAMMOND ENTERPRISES LIMITED PARTNERSHIP AND OWNED COMPANIES

        CONSOLIDATED STATEMENT OF INCOME AND MEMBERS' EQUITY (DEFICIENCY)

                          YEAR ENDED DECEMBER 31, 1996

NET SALES                                                         $ 13,833,218

COST OF SALES AND OCCUPANCY COSTS                                    8,598,302
                                                                  ------------
      GROSS MARGIN                                                   5,234,916

      GROSS MARGIN PERCENTAGE                                            37.84%

EXPENSES:
      Store operating and selling expenses                           3,985,501
      General and administrative expenses                              436,840
      Interest expense                                                 144,412
                                                                  ------------
                                                                     4,566,753
                                                                  ------------
      INCOME  BEFORE INCOME TAXES AND MINORITY INTEREST IN
        INCOME OF OWNED COMPANIES                                      668,163

PROVISION FOR STATE INCOME  TAXES                                       39,069

MINORITY INTEREST IN INCOME OF OWNED COMPANIES                           7,782
                                                                  ------------

      NET INCOME                                                       621,312

MEMBERS' EQUITY, beginning of period                                   199,106
      CONTRIBUTIONS OF CAPITAL FROM MEMBERS                            144,459
      DISTRIBUTIONS TO MEMBERS                                        (520,600)
                                                                  ------------
MEMBERS' EQUITY, end of period                                    $    444,277
                                                                  ============


See notes to financial statements.

           HAMMOND ENTERPRISES LIMITED PARTNERSHIP AND OWNED COMPANIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1996

OPERATING ACTIVITIES:
      Net income                                                      $ 621,312
      Adjustments to reconcile net income to net cash
        provided by operating activities:
           Depreciation and amortization                                 99,260
           Deferred rent                                                 37,687
           Noncash interest                                             144,412
           Minority interest in earnings                                  7,782
           Increase (decrease) in cash attributable to
             changes in assets and liabilities:
                Accounts receivable                                      (9,582)
                Inventory                                              (681,239)
                Prepaid expenses                                            177
                Accounts payable                                        579,770
                Accrued expenses                                        294,473
                Franchise fees                                         (245,000)
                                                                      ---------
           NET CASH PROVIDED BY OPERATING ACTIVITIES                    849,052
                                                                      ---------

INVESTING ACTIVITIES:
      Capital expenditures                                             (348,636)
      Security deposit                                                  (28,117)
                                                                      ---------
           NET CASH USED IN INVESTING ACTIVITIES                       (376,753)

FINANCING ACTIVITIES:
      Distributions to members                                         (520,600)
      Loans from member and affiliate - net                              42,012
                                                                      ---------
           NET CASH USED IN FINANCING ACTIVITIES                       (478,588)
                                                                      ---------
           NET DECREASE IN CASH                                          (6,289)

CASH, beginning of period                                               460,989
                                                                      ---------
CASH, end of period                                                   $ 454,700
                                                                      =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
      Cash paid for state income taxes                                $  14,245
                                                                      =========

      Interest imputed on loan payable - member and affiliate         $ 144,412
                                                                      =========


See notes to financial statements.

           HAMMOND ENTERPRISES LIMITED PARTNERSHIP AND OWNED COMPANIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1996


1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Line of Business and Basis of Presentation:

      The accompanying consolidated financial statements include the accounts of the following companies, all of which are under common control and ownership:

                  Hammond Enterprises Limited Partnership
                  Hammond Retailing of Mesquite, LLC
                  Hammond Retailing of West Plano, LLC
                  Hammond Retailing of Richardson, LLC
                  Hammond Retailing of Carrollton, LLC
                  Hammond Retailing of Arlington, LLC
                  Hammond Retailing of Irving, LLC
                  Hammond Retailing of Medallion, LLC
                  Hammond Retailing of Redbird, LLC
                  Hammond Retailing of Vista Ridge, LLC

      For purposes of these financial statements, these entities are collectively referred to as the Company. All intercompany balances and transactions have been eliminated on consolidation.

      The Companies , with the exception of Hammond Enterprises Limited Partnership, are operators of "Party City" franchised party goods stores in the Dallas-Fort Worth area of Texas. Each store is organized as a separate Texas limited liability company. All stores were in operation for all of 1996 with the exception of Redbird and Vista Ridge which were opened in July and September of 1996, respectively. Hammond Enterprises Limited Partnership ("Enterprises") is the managing member and majority owner (99%) of each store. The minority owner of one percent is an owner of Enterprises.

      Under the terms of a development agreement with the Party City Corporation, the Company is required to open a certain amount of stores during each development stage as defined. The final stage ends on January 31, 1998 at which time the Company is required to have sixteen (16) stores in operation. Failure to comply with the requirements of this agreement could result in the loss of the Company's exclusivity privileges to the Dallas-Fort Worth area.

      Use of Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

           HAMMOND ENTERPRISES LIMITED PARTNERSHIP AND OWNED COMPANIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1996


1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Cash:

      The Company maintains its cash in accounts which, at times, may exceed Federal insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk with respect to such balances.

      Inventory:

      Inventory is stated at the lower of average cost or market.

      Property and Equipment

      Property and equipment is stated at cost net of accumulated depreciation and amortization. It is depreciated and amortized using the straight-line method over the estimated useful life or the life of the respective stores' lease, which ever is less.

      Effective January 1, 1996, the Company after reviewing the useful lives of its property and equipment primarily relating to stores, determined that the actual useful lives of the assets were longer than previously determined. Accordingly, the Company extended the useful lives of the assets to at least the remaining terms of the store leases. The effect of this change in estimate reduced depreciation expense for the year ended December 31, 1996 by approximately $126,000. The Company continually reviews property and equipment and certain identifiable intangibles to determine that the carrying values have not been impaired.

      Franchise Fees:

      Franchise fees are being amortized over 10 years.

      Income Taxes:

      No provision for federal income taxes has been made since the Companies are not subject to federal income taxes. Federal income taxes are payable by the individual members based on their proportionate share of net income. The Companies are liable for state franchise tax.

      Advertising:

      The Company expenses the costs of advertising based on publication dates. None of the advertising costs are capitalized since the Company does not utilize direct response advertising. Advertising expense for the year was $769,519.

      Pre-opening Store Costs:

      The costs associated with opening a store are expensed as incurred.

           HAMMOND ENTERPRISES LIMITED PARTNERSHIP AND OWNED COMPANIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1996


2.    PROPERTY AND EQUIPMENT

      At December 31, 1996, property and equipment consist of the following:

      Furniture and fixtures                                    $  557,208
      Equipment                                                    460,542
      Leasehold improvements                                       148,226
                                                                ----------

                                                                 1,165,976
      Less: Accumulated depreciation and amortization              408,365
                                                                ----------
                                                                $  757,611
                                                                ==========

3.    COMMITMENTS AND CONTINGENCIES

      Leases:

      The companies occupy nine stores and one office under non-cancelable operating leases with varying expiration dates, and are obligated for approximate minimum annual rental payments (exclusive of operating expenses) through August, 2006 as follows:

      Year
      ----
      1997                                                      $1,039,000
      1998                                                       1,050,000
      1999                                                       1,052,000
      2000                                                       1,053,000
      2001                                                       1,081,000
      Thereafter                                                 2,988,000
                                                                ----------
                                                                $8,263,000
                                                                ==========

      The companies are also obligated to pay fixed and additional rents for operating expenses and with the exception of Enterprise and Redbird, are also obligated to pay an annual "percentage" rental equal to a percentage of gross sales if the percentage rental is in excess of regular rent. The percentages range from 2 to 4%. One store, Arlington, pays only on sales in excess of $2,500,000. For 1996, the percentage rental provisions did not apply. The companies also have an option to renew certain leases for one or two five-year terms at minimum annual rentals ranging from $138,000 to $170,000.

      The store leases have annual rentals that increase over the period of the lease. For financial statement purposes, total rent payments for these stores are being accounted for on a straight-line basis. Accordingly, the accompanying Balance Sheet reflects a liability for deferred rent for the excess of the expense charges over the amounts payable pursuant to the lease terms.

      Rent expense for 1996 amounted to $1,097,548.

           HAMMOND ENTERPRISES LIMITED PARTNERSHIP AND OWNED COMPANIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1996

3.    COMMITMENTS AND CONTINGENCIES (Continued)

      Incentive and Termination Pay:

      If the chief manager of the stores resigns or is terminated by the Company, for other than good cause, he will receive cash compensation for incentive and termination pay. The amount to be paid will be determined based on various factors including years of service, amount invested by the members, and sale, merger of the company, or going public within twelve months of termination date. Also see Note 6.

4.    FRANCHISE AGREEMENTS AND FEES

      The Companies have entered into franchise agreements for each store with Party City. The agreements have an initial term of 10 years and are renewable for an additional term of 10 years. Each agreement requires a franchise fee. The current franchise fee is $30,000 per store. These fees are capitalized and being amortized over the life of the agreement. In connection with a development agreement (see Note 1), Enterprise paid a non refundable deposit of $185,000 to Party City in 1996 for six stores to be opened during the final development stage. No amortization has been taken on this amount for 1996.

      Under the franchisee agreement, the Companies are obligated to pay the franchisor a royalty fee and advertising fund fee of 4% and 1%, respectively, of gross sales. These fees are paid monthly in arrears. For 1996, these fees amounted to $553,329 and $138,331, respectively. At December 31, 1996, the amount owing to the franchisor with respect to these fees totaled $69,377.

      Under the franchise agreement, the Companies are also obligated to spend, on an annualized basis, an amount equal to the lesser of 3% of gross sales or $45,000, on local advertising. This is in addition to the advertising fund fees paid to the franchisor. For 1996, the companies fulfilled their obligations with respect to local advertising.

5.    RELATED PARTY TRANSACTIONS

      Loans payable - member and affiliate represent amounts owing to the minority owner of Enterprises, and to Hammond Communications, Inc., an entity owned 100% by the minority owner. The Companies do not anticipate being required to repay the loans during 1997 and, accordingly, they have been classified as long-term. There are no stated interest rates or repayment terms associated with these liabilities. However, interest has been imputed at the rate of 9.75% in the amount of $144,412. The fair value of these obligations has not been determined, but would be lower since there is no stated interest rate or repayment terms. Transactions involving these balances primarily arose from the financing of the earliest stores.

           HAMMOND ENTERPRISES LIMITED PARTNERSHIP AND OWNED COMPANIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1996

6.    SUBSEQUENT EVENT

      On July 7, 1997 the Company has signed a letter of intent to sell the retail stores to the franchisor.

           HAMMOND ENTERPRISES LIMITED PARTNERSHIP AND OWNED COMPANIES

                           CONSOLIDATED BALANCE SHEET

                                  JUNE 30, 1997

                                     ASSETS
                                     ------

CURRENT ASSETS
     Cash                                                             $  351,132
     Prepaid expenses                                                    177,866
     Inventory                                                         2,682,900
                                                                      ----------
         TOTAL CURRENT ASSETS                                          3,211,898

PROPERTY AND EQUIPMENT, net                                              924,810

FRANCHISE FEES, net                                                      384,318


SECURITY DEPOSITS                                                         49,681
                                                                      ----------
                                                                      $4,570,707
                                                                      ==========

                        LIABILITIES AND MEMBERS' EQUITY
                        -------------------------------

CURRENT LIABILITIES
     Accounts payable                                                 $1,703,984
     State income taxes payable                                           15,000
     Sales taxes payable                                                  95,779
                                                                      ----------
        TOTAL CURRENT LIABILITIES                                      1,814,763

LOAN PAYABLE - member and affiliate                                    1,663,707

DEFERRED RENT                                                            172,452

MINORITY INTEREST IN OWNED COMPANIES                                     188,093

COMMITMENTS AND CONTINGENCIES (NOTE 3)                                      --

MEMBERS' EQUITY                                                          731,692
                                                                      ----------
                                                                      $4,570,707
                                                                      ==========


See notes to financial statements.

           HAMMOND ENTERPRISES LIMITED PARTNERSHIP AND OWNED COMPANIES

              CONSOLIDATED STATEMENT OF INCOME AND MEMBERS' EQUITY

                                                     Six Months Ended June 30,
                                                     -------------------------
                                                       1997            1996
                                                    -----------     -----------

NET SALES                                           $ 7,292,035     $ 5,061,258

COST OF SALES AND OCCUPANCY COSTS                     4,570,988       3,190,004
                                                    ---------------------------

     GROSS MARGIN                                     2,721,047       1,871,254

     GROSS MARGIN PERCENTAGE                              37.32%          36.97%

EXPENSES:
     Store operating and selling expenses             2,119,680       1,389,043
     General and administrative expenses                269,596         228,119
     Interest expense                                    81,417          71,320
                                                    ---------------------------
                                                      2,470,693       1,688,482
                                                    ---------------------------

     INCOME  BEFORE INCOME TAXES AND MINORITY
       INTEREST IN INCOME OF OWNED COMPANIES            250,354         182,772

PROVISION FOR STATE INCOME  TAXES                        15,000          11,500

MINORITY INTEREST IN INCOME OF OWNED COMPANIES            3,168           2,426
                                                    ---------------------------
     NET INCOME                                         232,186         168,846

MEMBERS' EQUITY,  beginning of period                   444,277         199,106
     CONTRIBUTIONS OF CAPITAL FROM MEMBERS               81,417          71,320
     DISTRIBUTIONS TO MEMBERS'                          (26,188)           --
                                                    ---------------------------
MEMBERS' EQUITY EQUITY,  end of period              $   731,692     $   439,272
                                                    ===========================


See notes to financial statements.

           HAMMOND ENTERPRISES LIMITED PARTNERSHIP AND OWNED COMPANIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                       Six Months Ended June 30,
                                                       -------------------------
                                                           1997         1996
                                                           ----         ----
OPERATING ACTIVITIES:
  Net income                                             $ 232,186    $ 168,846
  Adjustments to reconcile net income to net
    cash provided by operating activities:
       Depreciation and amortization                        67,769       41,838
       Deferred rent                                        36,296       27,275
       Bad debt  expense                                    23,963         --
       Noncash interest                                     81,417       71,320
       Minority interest in earnings                         3,168        2,426
       Increase (decrease) in cash attributable
         to changes in assets and liabilities:
            Accounts Receivable                               --         (3,267)
            Inventory                                     (459,439)    (528,520)
            Prepaid expenses                              (115,252)     (37,425)
            Accounts payable, accrued expenses & other     309,529      631,695
            Franchise fees                                 (25,000)    (195,000)
                                                         ----------------------
       NET CASH PROVIDED BY OPERATING ACTIVITIES           154,637      179,188
                                                         ----------------------

INVESTING ACTIVITIES:
  Return of security deposits                                             3,572
  Capital expenditures                                    (218,394)      (5,015)
                                                         ----------------------
       NET CASH USED IN INVESTING ACTIVITIES              (218,394)      (1,443)
                                                         ----------------------

FINANCING ACTIVITIES:
  Distributions to minority interest                        (7,234)        --
  Distributions to members                                 (26,188)        --
  Loans from member and affiliate - net                     (6,393)    (180,027)
                                                         ----------------------

       NET CASH USED IN FINANCING ACTIVITIES               (39,815)    (180,027)
                                                         ----------------------

       NET DECREASE IN CASH                               (103,572)      (2,282)

CASH, beginning of period                                  454,700      460,989
                                                         ----------------------

CASH, end of period                                      $ 351,128    $ 458,707
                                                         ======================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid for state income taxes                       $  39,491    $  14,245
                                                         ======================

  Interest imputed on loan payable - member
    and affiliate                                        $  81,417    $  71,320
                                                         ======================

See notes to financial statements.

       HAMMOND ENTERPRISES LIMITED PARTNERSHIP PRIVATE AND OWNED COMPANIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                         SIX MONTHS ENDED JUNE 30, 1997

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Line of Business and Basis of Presentation:

      The accompanying combined financial statements include the accounts of the following companies, all of which are under common control and ownership:

            Hammond Enterprises Limited Partnership
            Hammond Retailing of Mesquite, LLC
            Hammond Retailing of West Plano, LLC
            Hammond Retailing of Richardson, LLC
            Hammond Retailing of Carrollton, LLC
            Hammond Retailing of Arlington, LLC
            Hammond Retailing of Irving, LLC
            Hammond Retailing of Medallion, LLC
            Hammond Retailing of Redbird, LLC
            Hammond Retailing of Vista Ridge, LLC
            Hammond Retailing of White Rock, LLC
            Hammond Retailing of Pleasant Grove, LLC

      For purposes of these financial statements, these entities are collectively referred to as the Company. All intercompany balances and transactions have been eliminated on combination.

      The Companies , with the exception of Hammond Enterprises Limited Partnership, are operators of Party City" franchised party goods stores in the Dallas-Fort Worth area of Texas. Each store is organized as a separate Texas limited liability company. All stores were in operation for the six months ended June 30, 1997 with the exception of White Rock and Pleasant Grove which were opened in February and June of 1997, respectively. Hammond Enterprises Limited Partnership ("Enterprises") is the managing member and majority owner (99%) of each store. The other one percent is owned by an owner of Enterprises.

      Under the terms of a development agreement with the Party City Corporation, the Company is required to open a certain amount of stores during each development stage as defined. The final stage ends on January 31, 1998 at which time the Company is required to have sixteen (16) stores in operation. Failure to comply with the requirements of this agreement could result in the loss of the Company's exclusivity privileges to the Dallas-Fort Worth area.

      Use of Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

       HAMMOND ENTERPRISES LIMITED PARTNERSHIP PRIVATE AND OWNED COMPANIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                         SIX MONTHS ENDED JUNE 30, 1997

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Cash:

      The Company maintains its cash in accounts which, at times, may exceed Federal insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk with respect to such balances.

      Inventory:

      Inventory is stated at the lower of average cost or market.

      Depreciation and Amortization:

      Despreciation of property and equipment is provided by the striaght-line method over the life of the respective stores' lease. Franchise fees are being amortized over 10 years.

      Franchise Fees:

      Franchise fees are being amortized over 10 years.

      Income Taxes:

      No provision for federal income taxes has been made since the Companies are not subject to federal income taxes. Federal income taxes payable by the individual members based on their proportionate share of net income. The Companies are liable for state franchise tax.

      Advertising:

      The Company expenses the costs of advertising based on publication dates. None of the advertising costs are capitalized since the Company doesn ot utilize direct response advertising. Advertising expense for the xis months ended June 30, 1997 was $224,889.

2.    PROPERTY AND EQUIPMENT

      At June 30,1997, property and equipment consist of the following:

      Furniture and fixtures                                    $  664,812
      Equipment                                                    489,154
      Leasehold improvements                                       230,404
                                                                ----------

                                                                 1,384,370
      Less:  Accumulated depreciation and amortization             459,560
                                                                ----------

                                                                $  924,810
                                                                ==========

       HAMMOND ENTERPRISES LIMITED PARTNERSHIP PRIVATE AND OWNED COMPANIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                         SIX MONTHS ENDED JUNE 30, 1997


3.    COMMITMENTS AND CONTINGENCIES

      Leases:

      The companies occupy eleven stores and one office under non-cancelable operating leases with varying expiration dates, and are obligated for approximate minimum annual rental payments (exclusive of operating expenses) through June, 2007 as follows:

      Period ended June 30
      --------------------
      1998                                                      $1,110,580
      1999                                                       1,137,014
      2000                                                       1,183,203
      2001                                                       1,241,624
      2002                                                       1,247,771
      Thereafter                                                 2,295,580
                                                                ----------
                                                                $8,215,772
                                                                ==========

      The companies with the exception of Enterprise, Redbird, White Rock, and Pleasant Grove are also obligated to pay an annual "percentage" rental equal to a percentage of gross sales if the percentage rental is in excess of regular rent. The percentages range from 2 to 4%. One store, Arlington, pays only on sales in excess of $2,500,000. For the six months ended June 30, 1997, the percentage rental provisions did not apply. The companies also have an option to renew certain leases for one or two five-year terms at minimum annual rentals ranging from $138,000 to $170,000.

      The store leases have annual rentals that increase over the period of the lease. For financial statement purposes, total rent payments for these stores are being accounted for on a straight-line basis. Accordingly, the accompanying Balance Sheet reflects a liability for deferred rent for the excess of the expense charges over the amounts payable pursuant to the lease terms.

      Rent expense for the six months ended June 30, 1997 amounted to $705,784.

      Incentive and Termination Pay:

      If the chief manager of the stores resigns or is terminated by the Company, for other than good cause, he will receive cash compensation for incentive and termination pay. The amount to be paid will be determined based on various factors including years of service, amount invested by the members, and sale, merger of the company, or going public within twelve months of termination date. Also, see Note 6.

           HAMMOND ENTERPRISES LIMITED PARTNERSHIP AND OWNED COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                         SIX MONTHS ENDED JUNE 30, 1997

4.    FRANCHISE AGREEMENTS AND FEES

      The Companies have entered into franchise agreements for each store with Party City. The agreements have an initial term of 10 years and are renewable for an additional term of 10 years. Each agreement requires a franchise fee. The current franchise fee is $30,000 per store. These fees are capitalized and being amortized over the life of the agreement. In connection with a development agreement (see Note 1), Enterprise paid a non refundable deposit of $180,000 to Party City in 1996 for six stores to be opened during the final development stage. No amortization has been taken on this amount for the six months ended June 30, 1997.

      Under the franchisee agreement, the Companies are obligated to pay the franchisor a royalty fee and advertising fund fee of 4% and 1%, respectively, of gross sales. These fees are paid monthly in arrears. For the six months ended June 30,1997, these fees amounted to $290,624 and $72,656, respectively. At June 30, 1997, the amount owing to the franchisor with respect to these fees totaled $ 61,387.

      Under the franchise agreement, the Companies are also obligated to spend, on an annualized basis, an amount equal to the lesser of 3% of gross sales or $45,000, on local advertising. This is in addition to the advertising fund fees paid to the franchisor. For six months ended June 30, 1997, the companies fulfilled their obligations with respect to local advertising.

5.    RELATED PARTY TRANSACTIONS

      Loans payable - member and affiliate represent amounts owing to the aforementioned Partner of Enterprises, and to Hammond Communications, Inc., an entity owned 100% by the Partner. The Companies do not anticipate being required to repay the loans during 1997 and, accordingly, they have been classified as long-term. There are no stated interest rates or repayment terms associated with these liabilities. However, interest has been imputed at the rate of 9.75% in the amount of $81,417. The fair value of these lease obligations has not been determined, but would be lower since there is no stated interest rate or repayment terms. Transactions involving these balances primarily arose from the financing of the earliest stores.

6.    SUBSEQUENT EVENT

      On July 7, 1997 the Company has signed a letter of intent to sell the retail stores to the franchisor.

Pro forma Financial Information:

      The unaudited condensed consolidated pro forma financial information attached presents (i) the condensed consolidated pro forma statements of income for Part City Corporation for the year ended December 31, 1996 and the six months ended June 30, 1997, as if the acquisition of Hammond Enterprise had occurred on January 1, 1996 and (ii) the condensed consolidated pro forma balance sheet of Party City Corporation as of June 30, 1997, as if the above acquisition had occurred on June 30, 1997.

      The unaudited condensed consolidated pro forma financial information is not necessarily indicative of what Party City Corporation's actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent Party City Corporation's results of operations or financial position for any future period. The results of operations for the six-months ended June 30, 1997 are not necessarily indicative of the operating results for the full year.

      The unaudited condensed consolidated pro forma financial information should be read in conjunction with the Financial Statements and notes thereto included in Party City Corporation's Annual Report on Form 10-K for the year ended December 31, 1996, and the Quarterly Report on Form 10-Q for the period ended June 30, 1997 and the consolidated financial statements of Hammond Enterprise included herein. In management's opinion, all adjustments necessary to reflect these transactions have been made.

                  CONDENSED CONSOLIDATED PROFORMA BALANCE SHEET
                                  June 30, 1997

                                                                   HISTORICAL
                                                           --------------------------
                                                           PARTY CITY        HAMMOND         PRO FORMA          PRO FORMA
                                                           CORPORATION     ENTERPRISES      ADJUSTMENTS         PARTY CITY
                          ASSETS
CURRENT ASSETS:                                            $13,667,403     $  351,132     $  (351,132) (a)      13,667,403
Cash and cash equivalents                                      148,327                                             148,327
Restricted assets for advertising fund
Receivable from franchisees:
  Royalty fees (net of allowance for doubtful accounts
  of $85,729                                                   823,707                        (61,387) (a)         762,320
  Other                                                        409,008                                             409,008
Merchandising inventory                                     16,666,358      2,682,900                           19,349,258
Prepaid income taxes                                           247,838                                             247,838
Deferred income taxes                                          193,188                                             193,188
Prepaid expenses and other current assets                    2,658,854        177,866        (177,866) (a)       2,658,854
                                                           -------------------------------------------         -----------

TOTAL CURRENT ASSETS                                        34,814,683      3,211,898        (590,385)          37,436,196

Property and equipment - net                                12,164,842        924,810        (419,810) (a)      12,669,842

Deferred income taxes                                          218,224                                             218,224
Goodwill, net of amortization                                4,238,177                      5,361,222  (a)       9,599,399
Frenchise fees, net                                                           384,318        (384,318) (a)              --
Other assets                                                 1,498,329         49,681         (49,681) (a)       1,498,329

                                                           ---------------------------------------------------------------
                                                           $52,934,255     $4,570,707       3,917,028          $61,421,990
                                                           ===============================================================

  LIABILITIES AND STOCKHOLDERS'/MEMBERS' EQUITY

CURRENT LIABILITIES:
  Accounts Payable                                         $ 7,424,854     $1,703,984     $        --          $ 9,128,838
  Accrued Expenses                                           4,347,214         95,779         (95,779) (a)       4,347,214
  Advertising Expenses                                         148,327                                             148,327
  Deferred revenue                                             285,607                        (90,000) (b)         195,607
  Income Taxes Payable                                                         15,000         (15,000) (a)              --
                                                           -------------------------------------------         -----------
             TOTAL CURRENT LIABILITIES                      12,206,002      1,814,763        (200,779)          13,819,986
                                                           -------------------------------------------         -----------

LONG TERM LIABILITIES:
Advances under Revolving Credit Agreement                                                   6,963,751  (a)       6,963,751
Deferred rent                                                1,676,322        172,452        (172,452) (a)       1,676,322
Deferred revenue                                               646,103                        (90,000) (b)         556,103
Loans payable - member and affiliate                                        1,663,707      (1,663,707) (a)               0
Minority interest                                                             188,093        (188,093) (a)               0
                                                           -------------------------------------------         -----------
             TOTAL LONG-TERM LIABILITIES                     2,322,425      2,024,252       4,849,499  (a)       9,196,176
                                                           -------------------------------------------         -----------

Stockholders'/Members' equity                               38,405,828        731,692        (731,692) (a)      38,405,828

                                                           -------------------------------------------         -----------
                                                           $52,934,255     $4,570,707     $ 3,917,028          $61,421,990
                                                           ===========================================         ===========

See accompanying notes to
pro forma financial statements

               CONDENSED CONSOLIDATED PROFORMA STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

                                                                   HISTORICAL
                                                           --------------------------
                                                           PARTY CITY        HAMMOND         PRO FORMA          PRO FORMA
                                                           CORPORATION     ENTERPRISES      ADJUSTMENTS         PARTY CITY
REVENUES:
  Net sales                                               $32,650,710     $ 7,292,035      $       --          $ 39,942,745
  Royalty fees                                              4,198,774                        (290,624) (c)        3,908,150
  Franchise Fees                                              217,500                         (30,000) (d)          187,500
                                                          --------------------------------------------         ------------
             TOTAL REVENUES                                37,066,984       7,292,035        (320,624)           44,038,395

EXPENSES:
  Cost of goods sold and Occupancy Costs                   23,138,117       4,570,988         147,007  (e)       27,856,112
  Company-owned stores operating and selling expenses       8,435,111       2,119,680        (290,624) (c)       10,264,167
  Franchise expense                                         1,794,674                                             1,794,674
  General and administrative expenses                       2,926,948         272,764                             3,199,712

                                                          --------------------------------------------         ------------

             TOTAL EXPENSES                                36,294,850       6,963,432        (143,617)           43,114,665
                                                          --------------------------------------------         ------------

INCOME BEFORE INTEREST AND INCOME TAXES                       772,134         328,603        (177,007)              923,730

Interest income (expense), net                                241,527         (81,417)       (278,550) (f)         (118,440)
                                                          --------------------------------------------         ------------

INCOME BEFORE INCOME TAXES                                  1,013,661         247,186        (455,557)              805,290

Provision for income taxes                                    404,800          15,000         (98,203) (g)          321,597
                                                          --------------------------------------------         ------------

NET INCOME                                                $   608,861     $   232,186      $ (357,355)         $    483,692
                                                          ============================================         ============

Net income per share                                      $      0.08                                          $       0.06
                                                          ============                                         ============

Weighted average shares outstanding                         7,507,896                                             7,507,896
                                                          ============                                         ============

See accompanying notes to
pro forma financial statements

               CONDENSED CONSOLIDATED PROFORMA STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996

                                                                   HISTORICAL
                                                           --------------------------
                                                           PARTY CITY        HAMMOND         PRO FORMA          PRO FORMA
                                                           CORPORATION     ENTERPRISES      ADJUSTMENTS         PARTY CITY
REVENUES:
  Net sales                                               $39,143,625     $ 13,833,218      $        --        $ 52,976,843
  Royalty fees                                              8,449,760                          (553,329) (c)      7,896,431
  Franchise Fees                                              935,000                           (60,000) (d)        875,000
                                                          ----------------------------------------------       ------------

             TOTAL REVENUES                                48,528,385       13,833,218         (613,329)         61,748,274

EXPENSES:
  Cost of goods sold and Occupancy Costs                   25,937,444        8,598,302          330,292  (e)     34,535,746
  Company-owned stores operating and selling expenses      10,116,160        3,985,501         (553,329) (c)     14,101,661
  Franchise expense                                         3,729,050                                             3,729,050
  General and administrative expenses                       3,096,811          444,622                            3,541,433

                                                          ----------------------------------------------       ------------

             TOTAL EXPENSES                                42,879,465       13,028,425         (223,037)         55,907,890
                                                          ----------------------------------------------       ------------

INCOME BEFORE INTEREST AND INCOME TAXES                     5,648,920          804,793         (390,292)          5,840,384

Interest income (expense), net                                475,805         (144,412)        (557,100) (f)       (225,707)
                                                          ----------------------------------------------       ------------

INCOME BEFORE INCOME TAXES                                  6,124,725          660,381         (947,392)          5,837,714

Provision for income taxes                                  2,369,200           39,069         (150,085) (g)      2,258,184

NET INCOME                                                $ 3,755,525     $    621,312      $  (797,307)       $  3,579,530
                                                          ==============================================       ============

Net income per share                                      $      0.56                                          $       0.54
                                                          ============                                         ============

Weighted average shares outstanding                         6,664,202                                             6,664,202
                                                          ============                                         ============

See accompanying notes to
pro forma financial statements

      NOTES TO CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET AND STATEMENTS OF INCOME

(a)   Acquisition of Hammond Enterprise

      Party City announced its acquisition of Hammond Enterprise, to acquire certain assets including inventory, property and equipment, lease agreements and to assume trade accounts payable. The purchase price has been allocated to the assets acquired and liabilities assumed by Party City based on their estimated fair values. The funds needed for the net purchase price is to be obtained from a draw on a line of credit provided by PNC Bank. Amounts borrowed under this line bear interest at Party City's option at 1/2 of 1% below the bank's prime rate (8.5% as of September 1, 1997) or LIBOR plus 1.25% (which margin for the LIBOR rate option is subject to reduction to .75% or increase to 1.75% based on Party City's ratio of total liabilities to tangible net worth), and are secured by Party City's tangible and intangible assets.

      Party City acquired Hammond Enterprise for the cash consideration as follows (1):

      Adjusted Purchase Price                                                $ 6,963,751
                                                                             -----------

      Fair value of assets acquired:
      Historical book value of acquired company                                  731,692

      Elimination of net assets (liabilities) not acquired or assumed:
        Cash                                                                    (351,132)
        Prepaid expense and other current assets                                (177,866)
        Franchise fees, net                                                     (384,318)
        Other assets                                                             (49,681)
        Accrued expense                                                           95,779
        Income taxes payable                                                      15,000
        Deferred rent                                                            172,452
        Loans payable - member and affiliate                                   1,663,707
        Minority Interest                                                        188,093

      Fair value adjustments to assets acquired and liabilities assumed:
        Property and equipment                                                  (419,810)

                                                                             -----------
      Fair value of identifiable net assets acquired                           1,483,916
                                                                             -----------

      Excess of cost over fair value of assets acquired                      $ 5,479,835
                                                                             ===========

      (1) While Party City has yet to complete the final allocation of the purchase price to the specific assets acquired based on its preliminary estimate. Party City believes that the excess will be allocated principally to goodwill, which will be amortized over 15 years. Management of Party City believes that the final allocation of purchase price to goodwill will not be materially different.

      Pro forma borrowings under line of credit are as follows:
      Cash portion of purchase price - borrowed under line of credit                             $ 6,845,138
      Amount receivable for franchise fee                                                            (61,387)
      Refund of franchise fee to Hammond Enterprise for acquired stores in development stage         180,000
                                                                                                 -----------
        Adjusted Purchase Price                                                                  $ 6,963,751
                                                                                                 ===========

(b) To recognize deferred revenue upon the purchase of stores in development stage.

(c)   To adjust relates to royalty fee paid by Hammond Enterprise to Party City

(d)   To adjust relates to frenchise fee recognized as income by Party City

(e) To adjust amortization of goodwill and adjust depreciation expense based on the fair value of property and equipment as follows:

                                                               Six Months ended     Year ended
                                                                June 30, 1997        December 31, 1996
      Pro forma amortization of goodwill                       $ 178,704            $ 357,408
      Pro forma deprecation of property and equipment             36,072               72,144
      Elimination of Hammond Enterprises' historical
            amortization and depreciation expense               (67,769)             (99,260)
                                                               ------------------------------
                                                               $ 147,007            $ 330,292
                                                               ==============================

(f) To record interest expense on the drawing under line of credit for the payment of purchase price, at an assumed rate of 8%. See note (a) for the terms of borrowings.

(g)   To adjust income tax expense at Party City's effective rate.